The latest report from your
                             Fund's management team


                                  ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]




                                Patriot Preferred
                                 Dividend Fund



                                  MAY 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    -----------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                        TRANSFER AGENT FOR AUCTION RATE
                                PREFERRED SHARES
                      IBJ Schroder Bank and Trust Company
                             One State Street Plaza
                            New York, New York 10004

                                 LEGAL COUNSEL
                               Hale and Dorr llp
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche llp
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                   Listed New York Stock Exchange Symbol: PPF
                  For shareholder assistance, refer to page 15
            --------------------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                             Preferred Dividend Fund

         Preferred stocks languish amidst changing economic environment
         --------------------------------------------------------------

Preferred stocks turned in a tepid performance for the past 12 months. During the first half of the period, they came under pressure when investors worried that a weakening global economy would derail corporate earnings growth. Furthermore, economic and financial market turmoil prompted investors to shun nearly all but ultra-safe U.S. Treasury securities from August through October. The result was a liquidity crunch that forced the Federal Reserve to lower interest rates three times between September and November. By December, however, a shift away from Treasuries back into stocks and other fixed-income-paying securities was well underway. Despite expectations to the contrary, U.S. economic growth remained quite strong and many troubled foreign economies appeared to have hit bottom. Preferred stocks were a temporary beneficiary of renewed investor confidence. But the tide shifted once again in 1999. Stronger than-expected U.S. economic growth, coupled with warnings from the Federal Reserve Board that its next move was likely to be an interest-rate hike, weighed heavily on preferred stocks which, with their fixed dividend income, often move in the same direction as bonds.

Performance and strategy review

For the 12 months ended May 31, 1999, John Hancock Patriot Preferred Dividend Fund had a total return of 2.71% at net asset value. That performance compared to the average income

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Patriot Preferred Dividend Fund. Caption below reads "Fund management team members (l-r): Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Preferred stocks turned in a tepid performance..."

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund


"...the Fund was forced to surrender to calls some of its higher-yielding preferred stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Financials 50%, Media 2%, Oil & Gas 8%, Short-Term Investments & Other 8% and Utilities 32%. A note below the chart reads "As a percentage of net assets on May 31, 1999."]
--------------------------------------------------------------------------------

and preferred closed-end equity fund's return of 3.35% for the same period, according to Lipper, Inc. By comparison, the Merrill Lynch 30-Year Treasury Index rose 2.51%.

         Throughout the period, we maintained our long-term focus on DRD-eligible preferred stocks, which offer distinct tax advantages to corporate investors. We also continued to focus on finding securities with good call protection, which means issuers can't redeem, or "call," them before a specified date. Call protection is important because it allows us to hang on to stocks with higher-than-average dividend yields when interest rates are falling.

A word about dividends

Issuers exercising their call provisions to benefit from last year's falling interest rates caused the supply of DRD-eligible preferred stocks to shrink by about 22% in 1998, according to one

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Lasmo America followed by an up arrow with the phrase "Helped by spike in oil prices." The second listing is BEC Energy followed by an up arrow with the phrase "Lifted by buyback program; growing telecom business." The third listing is AMERCO followed by a sideways arrow with the phrase "High coupon limits progress." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

estimate. So far in 1999, issuers have announced plans to call an additional $1 billion of preferred stocks in the near future. From a technical standpoint, calls largely have been beneficial for the DRD-eligible preferred market because they have reduced available supply. By the same token, however, the Fund was forced to surrender to calls some of its higher-yielding preferred stocks and reinvest the proceeds in securities that offered lower dividend yields. The resulting downward pressure on the Fund's dividend caused the Fund to reduce its monthly dividend last December.

Redeploying assets

In many cases, we used the proceeds from preferred stocks called away from us to buy other call-protected - albeit, lower-yielding - preferred stocks. We also looked for opportunities to buy attractively priced utility common stocks. In January, for example, utility stock yields were relatively high - although still lower than the preferred stocks we had called away. Historically speaking, utility common stocks' price-to-earnings ratios (P/Es) have run about 65% to 70% of the P/E for the average Standard & Poor's 500 Index stock. P/Es measure how much you're paying for earnings. Recently, the P/E of the average utility stock was only about 50% of the S&P index. That's the cheapest utility stocks have been in about 20 years. Furthermore, the relative cheapness came amid a good backdrop for utility stocks, as more and more utilities announced stock buybacks, merger and acquisition activity accelerated and the regulatory environment remained favorable.

Leaders and laggards

Among our best-performing preferred stocks was oil and gas producer Lasmo America, which

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 2.71% total return for John Hancock Patriot Preferred
Dividend Fund. The second bar represents the 3.35% total return for Average income and preferred closed-end equity fund. The third bar represents the 2.51% total return for Merrill Lynch 30-Year Treasury Index. A note below the chart reads "Total returns for John Hancock Patriot Preferred Dividend Fund are at net asset value with all distributions reinvested. The average income and preferred closed-end fund is tracked by Lipper, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index that measures the performance of the 30-year Treasury bond."]
--------------------------------------------------------------------------------

was helped by its DRD eligibility, good call protection and a surge in energy prices. Among our standout utility common stock holdings was BEC Energy, which rebounded over the past several months. The company announced plans for a large stock buyback and it successfully sold off its electric generating plants at attractive prices. In addition, the company partnered with RCN Corporation to develop fast-growing cable, Internet access and local telephone service. Likewise, Potomac Electric generated a lot of excitement thanks to its joint venture with RCN to serve the greater Washington, D.C. area. Another good common stock performer was Conectiv, which owns a growing competitive local exchange company that provides low-cost telephone, data transmission and Internet access service to small and mid-sized companies. The company recently announced a stock buyback plan and its intention to sell its electric generating plants.

         Our main disappointment during the past year was that our broad category of preferred stocks, which account for 83% of the Fund's net assets, didn't do as well as we had hoped for. We were fortunate that none of our holdings materially underperformed the preferred-stock market as a whole. That said, some of our preferred holdings made little progress. Amerco, for example, was flat not because of problems with the company, but rather because of the stock's structure. As a "cushion" preferred stock, it carries a very high coupon that essentially limits its price gains and losses.

Outlook

We believe that current worry over higher interest rates may be overblown. Many areas across the world - including Europe and Latin America - continue to struggle against weak economic trends. To prevent causing protracted weakness in those areas, the Fed will likely refrain from raising interest rates aggressively. Furthermore, the Fed's revelation that it was biased toward raising interest rates may have accomplished the equivalent of an interest-rate hike as well.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to changes as market and other conditions warrant.

"...current worry over higher interest rates may be overblown."

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1999. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
May 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $125,272,797) .....................    $126,565,069
  Common stocks (cost - $21,322,849) .........................      23,449,236
  Short-term investments (cost- $1,425,004) ..................       1,425,004
                                                                --------------
                                                                   151,439,309
 Cash ........................................................       2,493,300
 Receivable for investments sold .............................       2,453,128
 Dividends receivable ........................................         544,395
 Other assets ................................................          23,777
                                                                --------------
                       Total Assets ..........................     156,953,909
                       -------------------------------------------------------
Liabilities:
 Auction Rate Preferred Shares
  dividend payable - Note A ..................................         104,062
 Payable for investments purchased ...........................       3,665,068
 Common shares dividend payable ..............................          35,306
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................         162,565
 Accounts payable and accrued expenses .......................          68,130
                                                                --------------
                       Total Liabilities .....................       4,035,131
                       -------------------------------------------------------
Net Assets:
 Auction Rate Preferred Shares - Without par value,
  unlimited number of shares of beneficial interest
  authorized,  525 shares issued,  liquidation  preference
  of $100,000 per share - Note A .............................      52,500,000
                                                                --------------

 Common Shares - Without par value, unlimited
  number of shares of beneficial interest authorized,
 7,257,200 shares issued and outstanding .....................      99,356,009
 Accumulated net realized loss on investments ................      (2,340,276)
 Net unrealized appreciation of investments ..................       3,418,659
 Distributions in excess of net investment income ............         (15,614)
                                                                --------------
Net Assets Applicable to Common Shares:
 ($13.84 per share based on 7,257,200
 shares outstanding)..........................................     100,418,778
                                                                --------------
                       Net Assets.............................    $152,918,778
                       =======================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding taxes of $9,832).......     $10,608,235
 Interest ....................................................         175,182
                                                                --------------
                                                                    10,783,417
                                                                --------------
 Expenses:
  Investment management fee - Note B .........................       1,241,980
  Administration fee - Note B ................................         232,871
  Auction rate preferred shares and auction fees .............         149,197
  Custodian fee ..............................................          58,023
  Miscellaneous ..............................................          57,556
  Auditing fee ...............................................          55,110
  Printing ...................................................          35,258
  Transfer agent fee .........................................          31,491
  Federal excise tax .........................................          19,346
  Trustees' fees .............................................           7,837
  Legal fees .................................................             865
                                                                --------------
                       Total Expenses.........................       1,889,534
                       -------------------------------------------------------
                       Net Investment Income .................       8,893,883
                       -------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .......................       2,209,544
 Change in net unrealized appreciation/depreciation
  of investments .............................................      (6,598,442)
                                                                --------------
                       Net Realized and Unrealized
                       Loss on Investments ...................      (4,388,898)
                       -------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations .............       4,504,985
                       =======================================================
                       Distribution to Auction Rate
                       Preferred Shares ......................      (2,104,344)
                       -------------------------------------------------------
                       Net Increase in Net Assets
                       Applicable to Common
                       Shareholders Resulting from
                       Operations Less Auction Rate
                       Preferred Shares Distribution .........      $2,400,641
                       =======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                           YEAR ENDED MAY 31,
                                                                                                    ------------------------------
                                                                                                       1998                1999
                                                                                                    ----------         -----------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income............................................................................   $9,909,044        $8,893,883
 Net realized gain on investments sold ...........................................................    1,473,003         2,209,544
 Change in net unrealized appreciation/depreciation of investments ...............................    6,389,783        (6,598,442)
                                                                                                   ------------     -------------
  Net Increase in Net Assets Resulting from Operations ...........................................   17,771,830         4,504,985
                                                                                                   ------------     -------------
Distributions to Shareholders:
 Auction Rate Preferred Shares
  ($4,133 and $4,008 per share, respectively) - Note A ...........................................   (2,169,753)       (2,104,344)
 Common Shares - Note A
   Dividends from net investment income ($1.1500 and $1.0290 per share, respectively) ............   (8,380,658)       (7,467,748)
   Distributions in excess of net investment income (none and $0.0046 per share, respectively) ...       --               (33,554)
                                                                                                   ------------     -------------
   Total Distributions to Shareholders ...........................................................  (10,550,411)       (9,605,646)
                                                                                                   ------------     -------------
Net Assets:
 Beginning of period .............................................................................  150,798,020       158,019,439
                                                                                                   ------------     -------------
 End of period (including undistributed net investment income of $678,209
  and distributions in excess of net investment income of $15,614, respectively) ................. $158,019,439      $152,918,778
                                                                                                   ============     =============

Analysis of Common Shareholder Transactions:
                                                                                              YEAR ENDED MAY 31,
                                                                         --------------------------------------------------------
                                                                                   1998                           1999
                                                                         -------------------------      -------------------------
                                                                            SHARES        AMOUNT           SHARES         AMOUNT
                                                                         ------------  -----------      ------------  -----------

 Shares outstanding, beginning of period ...........................      7,257,200    $99,512,018       7,257,200    $99,374,474
 Reclassification of capital accounts - Note D .....................         --           (137,544)         --            (18,465)
                                                                         ----------   ------------      ----------  -------------
 Shares outstanding, end of period .................................      7,257,200    $99,374,474       7,257,200    $99,356,009
                                                                         ==========   ============      ==========  =============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


Financial Highlights Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                             YEAR ENDED MAY 31,
                                                                            -----------------------------------------------------
                                                                              1995       1996        1997       1998       1999
                                                                            --------   --------    --------   --------   --------

Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period ......................................   $12.25     $12.96      $12.99     $13.54    $14.54
                                                                            --------   --------   ---------    -------  --------
Net Investment Income .....................................................     1.52       1.46        1.42       1.37      1.23
Net Realized and Unrealized Gain (Loss) on Investments ....................     0.65       0.05        0.58       1.08     (0.61)
                                                                            --------   --------   ---------    -------  --------
 Total from Investment Operations .........................................     2.17       1.51        2.00       2.45      0.62
                                                                            --------   --------   ---------    -------  --------
Less Distributions:
 Dividends to Auction Rate Preferred Shareholders .........................    (0.30)     (0.32)      (0.29)     (0.30)    (0.29)
 Dividends from Net Investment Income to Common Shareholders ..............    (1.16)     (1.16)      (1.16)     (1.15)    (1.03)
 Distributions in excess of Net Investment Income to Common Shareholders...       --         --          --         --     (0.00)(5)
                                                                            --------   --------   ---------    -------  --------
  Total Distributions .....................................................    (1.46)     (1.48)      (1.45)     (1.45)    (1.32)
                                                                            --------   --------   ---------    -------  --------
Net Asset Value, End of Period ............................................   $12.96     $12.99      $13.54     $14.54    $13.84
                                                                            ========   ========   =========    =======  ========
Per Share Market Value, End of Period .....................................  $12.250    $12.500     $13.750    $14.563   $11.500
Total Investment Return at Market Value ...................................    7.18%     11.58%      19.87%     14.72%   (14.79%)
Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period
 (000s omitted) ...........................................................  $94,023    $94,249     $98,298   $105,519  $100,419
Ratio of Expenses to Average Net Assets (1) ...............................    2.08%      1.99%       1.96%      1.89%     1.84%
Ratio of Net Investment Income to Average Net Assets (2) ..................   12.73%     11.14%      10.67%      9.72%     8.66%
Portfolio Turnover Rate ...................................................      88%        33%         38%        64%       30%
Senior Securities Total Auction Rate Preferred  Shares (000s omitted) .....  $52,500    $52,500     $52,500    $52,500   $52,500
Asset Coverage per Unit (3) ............................................... $274,463   $277,555    $283,817   $296,903  $290,113

Involuntary Liquidation Preference per Unit (4) ........................... $100,000   $100,000    $100,000   $100,000  $100,000
Approximate Market Value per Unit (4) ..................................... $100,000   $100,000    $100,000   $100,000  $100,000


(1) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.30%, 1.29%, 1.27%, 1.25% and 1.22%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 7.93%, 7.19%, 6.91%, 6.42% and 5.73%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the Fund's total assets and dividing such amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Less than $0.01 per share.


The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund

Schedule of Investments
May 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on May 31, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred stocks and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

PREFERRED STOCKS
Agricultural Operations (4.01%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R).................................         60,000         $6,135,000
                                                                    ----------
Automobile/Trucks (1.35%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G .................         74,700          2,068,256
                                                                    ----------
Banks - Foreign (1.16%)
 Banco Bilbao Vizcaya International, Ltd.,
  9.75%, American Depositary Receipt
  (ADR), Gtd Ser A (Spain) .................         65,750          1,775,250
                                                                    ----------
Banks - United States (18.19%)
 ABN AMRO North America,  Inc.,  6.59%,
  Ser H (R) 5,000 5,280,000
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R) 1,900 2,129,900
 Chase Manhattan Corp., 9.76%, Ser B .......         49,900          1,316,113
 Chase Manhattan Corp., 10.84%, Ser C ......        119,500          3,540,188
 Fleet Financial Group, Inc., 6.75%,
  Ser VI ...................................         51,000          2,830,500
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares ........................        177,000          4,646,250
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H .................         60,000          3,240,000
 Republic New York Corp., $2.8575 ..........         93,700          4,825,550
                                                                    ----------
                                                                    27,808,501
                                                                    ----------
Broker Services (15.70%)
 Bear Stearns Companies, Inc., 5.72%,
  Ser F ....................................         40,000          1,810,000
 Bear Stearns Companies, Inc., 6.15%,
  Ser E ....................................        100,600          4,866,525


                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

Broker Services (continued)
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D .................         48,000         $2,052,000
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ....................................        100,000          4,575,000
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A .................        180,700          5,612,994
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ........................         95,000          5,094,375
                                                                    ----------
                                                                    24,010,894
                                                                    ----------
Conglomerates (0.83%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ................................         45,000          1,268,438
                                                                    ----------
Equipment Leasing (3.72%)
 AMERCO, 8.50%, Ser A ......................        220,000          5,692,500
                                                                    ----------
Financial Services (10.88%)
 Citigroup, Inc., 6.213%, Ser G ............         52,000          2,626,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H .................         88,700          4,523,700
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K .................        156,000          4,280,250
 Coastal Finance I, 8.375% .................         35,000            888,125
 Household International, Inc., 8.25%,
  Dep Shares, Ser 92-A .....................         86,100          2,453,850
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract ..........         70,000          1,868,125
                                                                    ----------
                                                                    16,640,050
                                                                    ----------
Media (2.39%)
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada) ...........................        145,500          3,655,688
                                                                    ----------
Oil & Gas (7.74%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ........................         60,139          5,284,715
 Lasmo America Ltd., 8.15% (R) .............         20,000          2,040,000
 PennzEnergy Co., 6.49%, Ser A .............         50,000          4,500,000
                                                                    ----------
                                                                    11,824,715
                                                                    ----------
Utilities (16.80%)
 Alabama Power Co., 5.20% ..................        240,000          5,685,000
 Avista Corp., $1.24, Ser L, Conv ..........        133,700          2,440,024


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

Utilities (continued)
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 .................................         10,000         $1,140,000
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ....................................        136,600          7,547,150
 Entergy London Capital, L.P., 8.625%,
  Ser A ....................................         40,000          1,027,500
 Massachusetts Electric Co., 6.99% .........         10,500          1,165,500
 MidAmerican Energy Co., $7.80 .............          9,125            978,655
 PSI Energy, Inc., 6.875% ..................         14,350          1,571,324
 Public Service Electric & Gas Co., 6.92% ..         19,000          2,113,750
 South Carolina Electric & Gas Co., 6.52% ..          5,000            551,874
 TDS Capital Trust II, 8.04% ...............         58,600          1,465,000
                                                                    ----------
                                                                    25,685,777
                                                                    ----------
                      TOTAL PREFERRED STOCKS
                         (Cost $125,272,797)        (82.77%)       126,565,069
                                                     ------        -----------

COMMON STOCKS
Utilities (15.33%)
 Alliant Energy Corp. ......................         60,000          1,811,250
 BEC Energy ................................         50,000          2,200,000
 Conectiv, Inc. (Class A) ..................         35,850          1,310,766
 Dominion Resources, Inc. ..................         42,000          1,813,875
 Florida Progress Corp. ....................         67,000          2,809,813
 KeySpan Energy ............................         38,000          1,026,000
 PacifiCorp ................................         44,000            800,250
 Potomac Electric Power Co. ................         70,000          2,161,250
 Public Service Enterprise Group, Inc. .....         17,000            712,938
 Puget Sound Energy, Inc. ..................         61,000          1,589,813
 Reliant Energy, Inc. ......................         46,000          1,403,000
 Sempra Energy .............................        104,000          2,236,000
 UtiliCorp United, Inc. ....................         39,000            972,563
 Western Resources, Inc. ...................         67,500          1,961,718
 WPS Resources Corp. .......................         20,000            640,000
                                                                    ----------
                                                                    23,449,236
                                                                    ----------
                         TOTAL COMMON STOCKS
                          (Cost $21,322,849)        (15.33%)        23,449,236
                                                     ------         ----------

                                               PAR VALUE
                                INTEREST         (000s           MARKET
ISSUER, DESCRIPTION               RATE          OMITTED)         VALUE
-------------------               ----          --------         -----

SHORT-TERM INVESTMENTS
Commercial Paper (0.93%)
 Chevron USA, Inc.,
 06-01-99 ....................    4.72%          $1,425        $1,425,004
                                                              -----------
           TOTAL SHORT-TERM INVESTMENTS          (0.93%)        1,425,004
                                                -------       -----------
                      TOTAL INVESTMENTS         (99.03%)      151,439,309
                                                -------       -----------
      OTHER ASSETS AND LIABILITIES, NET          (0.97%)        1,479,469
                                                -------       -----------
                       TOTAL NET ASSETS        (100.00%)     $152,918,778
                                               ========      ============

     (R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $15,584,900 or 10.19% of net assets as of May 31, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Prferred Dividend Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. For federal income tax purposes, the Fund has $1,828,416 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distributions will be made. The Fund's carryforwards expire May 31, 2003. Additionally, net capital losses of $360,323 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.58% to 4.34%, during the year ended May 31, 1999.

         The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Prferred Dividend Fund


dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net asset value.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the year ended May 31, 1999, aggregated $46,330,228 and $48,340,342, respectively.

         The cost of investments owned at May 31, 1999 (including the short-term investments) for federal income tax purposes was $148,172,187. Gross unrealized appreciation and depreciation of investments aggregated $7,130,042 and $3,862,920, respectively, resulting in net unrealized appreciation of $3,267,122.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $525, a decrease in distributions in excess of net investment income of $17,940 and a decrease in capital paid-in of $18,465. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes. The calculation of net investment income in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - Patriot Prferred Dividend Fund


INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
John Hancock Patriot Preferred Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Preferred Dividend Fund (the "Fund") as of May 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended May 31, 1999 and 1998 and the financial highlights for each of the years in the five-year period ended May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at May 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1999.

         All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for calendar year 1999.

================================================================================

              John Hancock Funds - Patriot Prferred Dividend Fund


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 ("Plan Agent"), as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================

              John Hancock Funds - Patriot Prferred Dividend Fund


YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Preferred Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank & Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 18, 1999, the Annual Meeting of John Hancock Patriot Preferred Dividend Fund (the "Fund") was held to elect five Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                                WITHHELD
                                               FOR              AUTHORITY
                                            ---------           ---------

Stephen L. Brown                            6,230,680            150,999
James F. Carlin                             6,237,515            144,165
William H. Cunningham                       6,227,575            154,105
John P. Toolan                              6,224,025            157,655

         The preferred shareholders elected Harold R. Hiser, Jr. to serve until his successor is duly elected and qualified, with the votes tabulated as follows: 290 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending May 31, 1999, with the votes tabulated as follows: 6,275,905 FOR, 47,558 AGAINST and 58,507 ABSTAINING.

================================================================================

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